Exhibit 99.2
Westar Energy, Inc.
First Quarter 2018 Earnings
Released May 8, 2018

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2018	2017	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$180,285	$169,290	$10,995	6.5
Commercial	155,403	149,552	5,851	3.9
Industrial	93,460	94,589	(1,129)	(1.2)
Other retail	4,253	5,042	(789)	(15.6)
Total Retail Revenues	433,401	418,473	14,928	3.6
Wholesale	94,209	83,925	10,284	12.3
Transmission	71,926	70,729	1,197	1.7
Other	1,781	1,611	170	10.6
Total Revenues from Contracts with Customers	601,317	574,738	26,579	4.6
Other	(1,113)	(2,164)	1,051	48.6
Total Revenues	600,204	572,574	27,630	4.8
OPERATING EXPENSES:
Fuel and purchased power	135,507	113,855	21,652	19.0
SPP network transmission costs	67,594	60,674	6,920	11.4
Operating, maintenance and administrative	139,993	135,319	4,674	3.5
Depreciation and amortization	89,641	88,625	1,016	1.1
Taxes other than income tax	43,939	42,716	1,223	2.9
Total Operating Expenses	476,674	441,189	35,485	8.0
INCOME FROM OPERATIONS	123,530	131,385	(7,855)	(6.0)
OTHER INCOME (EXPENSE):
Investment earnings	999	3,155	(2,156)	(68.3)
Other income	1,951	1,300	651	50.1
Other expense	(10,561)	(10,352)	(209)	(2.0)
Total Other Expense	(7,611)	(5,897)	(1,714)	(29.1)
Interest expense	43,841	41,095	2,746	6.7
INCOME BEFORE INCOME TAXES	72,078	84,393	(12,315)	(14.6)
Income tax expense	9,174	20,911	(11,737)	(56.1)
NET INCOME	62,904	63,482	(578)	(0.9)
Less: Net income attributable to noncontrolling interests	2,419	3,821	(1,402)	(36.7)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$60,485	$59,661	$824	1.4
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic and diluted earnings per common share	$0.42	$0.42	$—	—
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,635	142,437	198	0.1
Diluted	142,652	142,696	(44)	—
DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.40	$—	—
Effective income tax rate	13%	25%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$11,166	$3,432
Accounts receivable, net of allowance for doubtful accounts of $9,288 and $6,716, respectively	244,411	290,652
Fuel inventory and supplies	286,831	293,562
Prepaid expenses	20,566	16,425
Regulatory assets	95,580	99,544
Other	24,694	23,435
Total Current Assets	683,248	727,050
PROPERTY, PLANT AND EQUIPMENT, NET	9,589,164	9,553,755
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITY, NET	174,500	176,279
OTHER ASSETS:
Regulatory assets	681,036	685,355
Nuclear decommissioning trust	241,153	237,102
Other	251,268	244,827
Total Other Assets	1,173,457	1,167,284
TOTAL ASSETS	$11,620,369	$11,624,368
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entity	$30,337	$28,534
Short-term debt	289,800	275,700
Accounts payable	139,308	204,186
Accrued dividends	53,888	53,830
Accrued taxes	132,593	87,727
Accrued interest	91,741	72,693
Regulatory liabilities	11,220	11,602
Other	81,462	89,445
Total Current Liabilities	830,349	823,717
LONG-TERM LIABILITIES:
Long-term debt, net	3,688,257	3,687,555
Long-term debt of variable interest entity, net	51,096	81,433
Deferred income taxes	824,699	815,743
Unamortized investment tax credits	256,406	257,093
Regulatory liabilities	1,110,055	1,093,974
Accrued employee benefits	533,318	541,364
Asset retirement obligations	382,791	379,989
Other	78,952	83,063
Total Long-Term Liabilities	6,925,574	6,940,214
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 142,233,103 shares and 142,094,275 shares, respective to each date	711,166	710,471
Paid-in capital	2,022,451	2,024,396
Retained earnings	1,176,095	1,173,255
Total Westar Energy, Inc. Shareholders’ Equity	3,909,712	3,908,122
Noncontrolling Interests	(45,266)	(47,685)
Total Equity	3,864,446	3,860,437
TOTAL LIABILITIES AND EQUITY	$11,620,369	$11,624,368

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$62,904	$63,482
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	89,641	88,625
Amortization of nuclear fuel	7,716	8,069
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	5,501	5,901
Non-cash compensation	2,507	2,468
Net deferred income taxes and credits	3,803	19,011
Allowance for equity funds used during construction	(1,097)	(775)
Payments for asset retirement obligations	(1,943)	(961)
Income from corporate-owned life insurance	(671)	(1,311)
Changes in working capital items:
Accounts receivable	46,241	51,547
Fuel inventory and supplies	6,885	(10,581)
Prepaid expenses and other current assets	3,886	28,311
Accounts payable	(24,219)	(23,135)
Accrued taxes	48,674	47,775
Other current liabilities	(11,833)	(54,223)
Changes in other assets	(724)	3,290
Changes in other liabilities	23,731	10,606
Cash Flows from Operating Activities	259,628	236,725
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(174,765)	(175,400)
Purchase of securities - trusts	(85,429)	(4,191)
Sale of securities - trusts	86,060	5,720
Investment in corporate-owned life insurance	(998)	(913)
Proceeds from investment in corporate-owned life insurance	2,559	1,414
Other investing activities	(1,608)	(2,354)
Cash Flows used in Investing Activities	(174,181)	(175,724)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	14,100	(140,407)
Proceeds from long-term debt	—	296,475
Retirements of long-term debt	—	(125,000)
Retirements of long-term debt of variable interest entity	(28,534)	(26,840)
Repayment of capital leases	(950)	(800)
Borrowings against cash surrender value of corporate-owned life insurance	721	910
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(1,735)	—
Issuance of common stock	—	470
Distributions to shareholders of noncontrolling interests	—	(5,760)
Cash dividends paid	(57,438)	(52,750)
Other financing activities	(3,877)	(7,006)
Cash Flows used in Financing Activities	(77,713)	(60,708)
NET CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	7,734	293
CASH, CASH EQUIVALENTS AND RESTRICTED CASH:
Beginning of period, including restricted cash of $88 and $90, respectively	3,520	3,156
End of period, including restricted cash of $88 and $90, respectively	$11,254	$3,449

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2018 vs. 2017

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2017 earnings attributable to common stock			$59,661		$0.42

		Favorable/(Unfavorable)

	Gross Margin		(942)	A
	Operating, maintenance and administrative		(4,674)	B
	Depreciation and amortization		(1,016)
	Taxes other than income tax		(1,223)
	Other income (expense)		(1,714)
	Interest expense		(2,746)	C
	Income tax expense		11,737	D
	Net income attributable to noncontrolling interests		1,402
	Change in shares outstanding	(0.01)

2018 earnings attributable to common stock			$60,485		$0.42

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A
Due primarily to recording a refund obligation for the change in the corporate income tax rate due to the TCJA, mostly offset by reduced income tax expense -- ($15.1M); recording a regulatory liability for transmission revenues due to tax rate change also offset by reduced income tax expense -- ($3.9M); partially offset by increase in residential and commercial sales primarily attributable to colder winter weather in 2018 when compared to mild winter weather in early 2017

B
Due primarily to higher employee benefit costs attributable partially to increased medical claims -- ($2.8M); higher operating expense due to full quarter impact of Western Plains Wind Farm -- ($1.3M); partially offset by decrease in steam generation operating and maintenance costs primarily due to planned outages at La Cygne in 2017 -- $2.0M

C	Due primarily to an increase in interest expense of long-term debt primarily from the issuances of FMBs in March 2017 -- ($1.7M); and decrease in debt AFUDC -- ($0.5M)

D
Due primarily to decrease in federal corporate income tax rate as a result of the TCJA, offset by refund obligation reflected in gross margin; and an increase in tax benefits from production tax credits

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2018	2017	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$180,285	$169,290	$10,995	6.5
Commercial	155,403	149,552	5,851	3.9
Industrial	93,460	94,589	(1,129)	(1.2)
Other retail	4,253	5,042	(789)	(15.6)
Total Retail Revenues	433,401	418,473	14,928	3.6
Wholesale	94,209	83,925	10,284	12.3
Transmission	71,926	70,729	1,197	1.7
Other	1,781	1,611	170	10.6
Total Revenues from Contracts with Customers	601,317	574,738	26,579	4.6
Other	(1,113)	(2,164)	1,051	48.6
Total Revenues	600,204	572,574	27,630	4.8

Electricity Sales	(Thousands of MWh)
Residential	1,472	1,354	118	8.7
Commercial	1,697	1,617	80	4.9
Industrial	1,359	1,334	25	1.9
Other retail	14	20	(6)	(30.0)
Total Retail	4,542	4,325	217	5.0
Wholesale	2,901	2,491	410	16.5
Total Electricity Sales	7,443	6,816	627	9.2

	(Dollars per MWh)
Total retail	$95.42	$96.76	$(1.34)	(1.4)
Wholesale	$32.47	$33.69	$(1.22)	(3.6)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation and long-term renewable purchases	134,137	123,681	10,456	8.5
Purchased power	9,588	9,618	(30)	(0.3)
Subtotal	143,725	133,299	10,426	7.8
RECA recovery and other	(8,218)	(19,444)	11,226	57.7
Total fuel and purchased power expense	$135,507	$113,855	$21,652	19.0

Electricity Supply	(Thousands of MWh)
Gas	479	323	156	48.3
Coal	3,658	3,458	200	5.8
Nuclear	1,227	1,244	(17)	(1.4)
Renewables, including long-term purchases	1,759	1,582	177	11.2
Subtotal	7,123	6,607	516	7.8
Purchased	551	467	84	18.0
Total Electricity Supply	7,674	7,074	600	8.5

	(Dollars per MWh)
Average cost of fuel used for generation and long-term renewable purchases	$18.83	$18.72	$0.11	0.6
Average cost of purchased power	$17.40	$20.60	$(3.20)	(15.5)
Average cost of fuel and purchased power	$18.73	$18.84	$(0.11)	(0.6)

Degree Days		2017/
	2018	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	—	16	(16)	(100.0)
Actual compared to 20 year average	—	2	(2)	(100.0)
Heating
Actual compared to last year	2,376	1,901	475	25.0
Actual compared to 20 year average	2,376	2,429	(53)	(2.2)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
Capitalization
		March 31, 2018		December 31, 2017
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$30,337		$28,534
Long-term debt, net		3,688,257		3,687,555
Long-term debt of variable interest entities, net		51,096		81,433
Total long-term debt		3,769,690	49.4%	3,797,522	49.6%
Common equity		3,909,712	51.2%	3,908,122	51.0%
Noncontrolling interests		(45,266)	(0.6)%	(47,685)	(0.6)%
Total capitalization		$7,634,136	100.0%	$7,657,959	100.0%

GAAP Book value per share		$27.49		$27.50
Period end shares outstanding (in thousands)		142,233		142,094

Outstanding Long-Term Debt

	CUSIP	March 31, 2018		December 31, 2017
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.25% Series due December 2025	95709TAL4	250,000		250,000
2.55% Series due June 2026	95709TAN0	350,000		350,000
3.10% Series due April 2027	95709TAP5	300,000		300,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
4.25% Series due December 2045	95709TAM2	300,000		300,000
		2,680,000		2,680,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	45,000		45,000
Variable series due April 2032 (St Marys)	792609AF6	30,500		30,500
		75,500		75,500
Total Westar Energy		2,755,500		2,755,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
2.50% Series due June 2031		50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,726,940		3,726,940
Unamortized debt discount		(10,769)		(10,925)
Unamortized debt issuance expense		(27,913)		(28,460)
Total long-term debt, net		$3,688,258		$3,687,555

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three months ended March 31, 2018 and 2017 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended March 31,
	2018	2017	Change
	(Dollars in Thousands)
Revenues	$600,204	$572,574	$27,630
Less: Fuel and purchased power expense	135,507	113,855	21,652
SPP network transmission costs	67,594	60,674	6,920
Gross Margin	$397,103	$398,045	$(942)

Income from operations	$123,530	$131,385	$(7,855)
Plus: Operating, maintenance and administrative expense	139,993	135,319	4,674
Depreciation and amortization expense	89,641	88,625	1,016
Taxes other than income tax	43,939	42,716	1,223
Gross Margin	$397,103	$398,045	$(942)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2018 should be read in conjunction with this financial information.